Exhibit 99.1

IHEARTMEDIA, INC. REPORTS

SUPPLEMENTAL INFORMATION FOR 2018 SECOND QUARTER

GAAP Measures by Segment

(In thousands)	Three Months Ended June 30,		% Change	Six Months Ended June 30,		% Change
	2018	2017		2018	2017
Revenue
iHM	$853,267	$884,380	(3.5)%	$1,597,835	$1,641,553	(2.7)%
Americas Outdoor	299,922	300,191	(0.1)%	555,769	560,537	(0.9)%
International Outdoor	412,058	372,128	10.7%	754,922	656,508	15.0%
Other	38,497	35,609	8.1%	66,715	64,880	2.8%
Eliminations	(2,902)	(1,940)		(4,438)	(3,788)

Consolidated revenue	$1,600,842	$1,590,368	0.7%	$2,970,803	$2,919,690	1.8%

Direct Operating and SG&A expenses[1]
iHM	$568,339	$563,043	0.9%	$1,130,675	$1,114,525	1.4%
Americas Outdoor	178,137	182,472	(2.4)%	351,960	363,501	(3.2)%
International Outdoor	320,088	296,174	8.1%	635,275	560,577	13.3%
Other	23,613	23,583	0.1%	48,435	51,224	(5.4)%
Eliminations	(2,046)	(1,030)		(2,559)	(1,977)

Consolidated Direct Operating and SG&A expenses	$1,088,131	$1,064,242	2.2%	$2,163,786	$2,087,850	3.6%

Operating Income
iHM	$228,429	$262,517	(13.0)%	$352,328	$410,171	(14.1)%
Americas Outdoor	78,662	74,865	5.1%	116,182	111,366	4.3%
International Outdoor	53,287	41,859	27.3%	42,399	28,684	47.8%
Other	11,630	8,191	42.0%	11,260	6,452	74.5%
Corporate[2]	(86,567)	(86,259)	(0.4)%	(172,590)	(174,254)	(1.0)%
Other operating income (loss), net	(289)	6,916		(3,575)	38,000

Consolidated Operating Income	$285,152	$308,089	(7.4)%	$346,004	$420,419	(17.7)%

[1]

Direct Operating and SG&A Expenses as included herein refers to the sum of Direct operating expenses (excludes depreciation and amortization) and Selling, general and administrative expenses (excludes depreciation and amortization).

[2]

Includes Corporate depreciation and amortization of $6.1 million and $8.2 million for the three months ended June 30, 2018 and 2017, respectively, and $12.4 million and $16.9 million for the six months ended June 30, 2018 and 2017, respectively.

Non-GAAP Measures1 (see preceding table for comparable GAAP measures)

(In thousands)	Three Months Ended June 30,		% Change	Six Months Ended June 30,		% Change
	2018	2017		2018	2017
Revenue, excluding movements in foreign exchange
iHM	$853,267	$884,380	(3.5)%	$1,597,835	$1,641,553	(2.7)%
Americas Outdoor	299,924	300,191	(0.1)%	555,771	560,537	(0.9)%
International Outdoor	389,568	372,128	4.7%	697,654	656,508	6.3%
Other	38,497	35,609	8.1%	66,715	64,880	2.8%
Eliminations	(2,902)	(1,940)		(4,438)	(3,788)

Consolidated revenue excluding movements in foreign exchange	$1,578,354	$1,590,368	(0.8)%	$2,913,537	$2,919,690	(0.2)%

Direct Operating and SG&A expenses, excluding movements in foreign exchange
iHM	$568,339	$563,043	0.9%	$1,130,675	$1,114,525	1.4%
Americas Outdoor	178,140	182,472	(2.4)%	351,964	363,501	(3.2)%
International Outdoor	302,073	296,174	2.0%	584,456	560,577	4.3%
Other	23,613	23,583	0.1%	48,435	51,224	(5.4)%
Eliminations	(2,046)	(1,030)		(2,559)	(1,977)

Consolidated Direct Operating and SG&A expenses, excluding movements in foreign exchange	$1,070,119	$1,064,242	0.6%	$2,112,971	$2,087,850	1.2%

OIBDAN
iHM	$284,928	$321,337	(11.3)%	$467,160	$527,028	(11.4)%
Americas Outdoor	121,785	117,719	3.5%	203,809	197,036	3.4%
International Outdoor	91,970	75,954	21.1%	119,647	95,931	24.7%
Other	14,884	12,026	23.8%	18,280	13,656	33.9%
Corporate	(77,513)	(74,736)	3.7%	(153,563)	(150,039)	2.3%
Eliminations	(856)	(910)		(1,879)	(1,811)

Consolidated OIBDAN	$435,198	$451,390	(3.6)%	$653,454	$681,801	(4.2)%

OIBDAN, excluding movements in foreign exchange
iHM	$284,928	$321,337	(11.3)%	$467,160	$527,028	(11.4)%
Americas Outdoor	121,784	117,719	3.5%	203,807	197,036	3.4%
International Outdoor	87,495	75,954	15.2%	113,198	95,931	18.0%
Other	14,884	12,026	23.8%	18,280	13,656	33.9%
Corporate	(76,930)	(74,736)	2.9%	(152,164)	(150,039)	1.4%
Eliminations	(856)	(910)		(1,879)	(1,811)

Consolidated OIBDAN, excluding movements in foreign exchange	$431,305	$451,390	(4.4)%	$648,402	$681,801	(4.9)%

Revenue excluding effects of foreign exchange and revenue from outdoor business sold
Americas Outdoor	$299,924	$293,779	2.1%	$555,771	$549,455	1.1%
Consolidated revenue, excluding effects of foreign exchange and revenue from outdoor businesses sold	$1,578,354	$1,583,956	(0.4)%	$2,913,537	$2,908,608	0.2%
OIBDAN excluding effects of foreign exchange and revenue from outdoor business sold
Americas Outdoor	$121,784	$117,034	4.1%	$203,807	$197,119	3.4%
Consolidated OIBDAN, excluding effects of foreign exchange and revenue from outdoor businesses sold	$431,305	$450,705	(4.3)%	$648,402	$681,884	(4.9)%

Certain prior period amounts have been reclassified to conform to the 2018 presentation of financial information.

[1]

See the end of this disclosure for reconciliations of (i) OIBDAN, excluding effects of foreign exchange rates and OIBDAN for each segment, to consolidated and segment operating income (loss); (ii) revenues, excluding effects of foreign exchange rates, to revenues (iii); direct operating and SG&A expenses, excluding effects of foreign exchange rates, to direct operating and SG&A expenses; (iv) revenues, excluding political advertising revenues, to revenues; (v) corporate expenses, excluding non-cash compensation expenses and effects of foreign exchange rates, to corporate expenses; (vi) consolidated and outdoor revenues, excluding effects of foreign exchange rates and results from outdoor business sold, to consolidated and outdoor revenues; (vii) consolidated and outdoor direct operating and SG&A expenses, excluding the effects of foreign exchange rates and results from outdoor business sold, to consolidated and outdoor direct operating and SG&A expenses; and (vii) consolidated and outdoor OIBDAN, excluding effects of foreign exchange rates and results from outdoor business sold, to consolidated and outdoor operating income. See also the definition of OIBDAN under the Supplemental Disclosure section in this disclosure.

Supplemental Disclosure Regarding Non-GAAP Financial Information

The following tables set forth the Company’s OIBDAN for the three and six months ended June 30, 2018 and 2017. The Company defines OIBDAN as consolidated operating income adjusted to exclude non-cash compensation expenses, included within corporate expenses, as well as the following line items presented in its Statement of Comprehensive Loss: Depreciation and amortization; Impairment charges; and Other operating income (expense), net.

The Company uses OIBDAN, among other measures, to evaluate the Company’s operating performance. This measure is among the primary measures used by management for the planning and forecasting of future periods, as well as for measuring performance for compensation of executives and other members of management. We believe this measure is an important indicator of the Company’s operational strength and performance of its business because it provides a link between operational performance and operating income. It is also a primary measure used by management in evaluating companies as potential acquisition targets.

The Company believes the presentation of this measure is relevant and useful for investors because it allows investors to view performance in a manner similar to the method used by the Company’s management. The Company believes it helps improve investors’ ability to understand the Company’s operating performance and makes it easier to compare the Company’s results with other companies that have different capital structures or tax rates. In addition, the Company believes this measure is also among the primary measures used externally by the Company’s investors, analysts and peers in its industry for purposes of valuation and comparing the operating performance of the Company to other companies in its industry.

Since OIBDAN is not a measure calculated in accordance with GAAP, it should not be considered in isolation of, or as a substitute for, operating income as an indicator of operating performance and may not be comparable to similarly titled measures employed by other companies. OIBDAN is not necessarily a measure of the Company’s ability to fund its cash needs. As it excludes certain financial information compared with operating income, the most directly comparable GAAP financial measure, users of this financial information should consider the types of events and transactions which are excluded.

The other non-GAAP financial measures presented in the tables below are: (i) revenues, direct operating and SG&A expenses and OIBDAN, each excluding the effects of foreign exchange rates; (ii) revenues, direct operating and SG&A expenses and OIBDAN, each excluding the effects of foreign exchange rates and the results from outdoor business sold; (iii) revenues, excluding political advertising revenues and (iv) corporate expenses, excluding non-cash compensation expenses and effects of foreign exchange rates.

The Company presents revenues, direct operating and SG&A expenses and OIBDAN, each excluding the effects of foreign exchange rates, because management believes that viewing certain financial results without the impact of fluctuations in foreign currency rates facilitates period to period comparisons of business performance and provides useful information to investors. A significant portion of the Company’s advertising operations are conducted in foreign markets, principally Europe, the U.K. and China, and management reviews the results from its foreign operations on a constant dollar basis. Revenues, direct operating and SG&A expenses and OIBDAN, each excluding the effects of foreign exchange rates, are calculated by converting the current period’s amounts in local currency to U.S. dollars using average foreign exchange rates for the prior period.

In the third quarter of 2018, we sold our outdoor business in Canada. The Company presents revenues, direct operating and SG&A expenses and OIBDAN, each excluding the effects of foreign exchange rates and the results from the business sold, for the consolidated Company and the Company’s segments, in order to facilitate investors’ understanding of operational trends without the impact of fluctuations in foreign currency rates and without the results from the markets and businesses that were sold, as these results will not be included in the Company’s results in current and future periods.

The Company presents revenues, excluding the effects of political revenue. Due to the cyclical nature of the electoral system and the seasonality of the related political revenues, management believes presenting revenue, excluding the effects of political revenue, provides additional information to investors about the Company’s revenue growth from period to period.

Corporate expenses, excluding the effects of non-cash compensation expenses and the effects of foreign exchange rates, is presented as OIBDAN excludes non-cash compensation expenses.

Since these non-GAAP financial measures are not calculated in accordance with GAAP, they should not be considered in isolation of, or as a substitute for, the most directly comparable GAAP financial measures as an indicator of operating performance.

As required by the SEC rules, the Company provides reconciliations below to the most directly comparable amounts reported under GAAP, including (i) OIBDAN, excluding effects of foreign exchange rates and OIBDAN for each segment, to consolidated and segment operating income (loss); (ii) revenues, excluding effects of foreign exchange rates, to revenues (iii); direct operating and SG&A expenses, excluding effects of foreign exchange rates, to direct operating and SG&A expenses; (iv) revenues, excluding political advertising revenues, to revenues; (v) corporate expenses, excluding non-cash compensation expenses and effects of foreign exchange rates, to corporate expenses; (vi) consolidated and outdoor revenues, excluding effects of foreign exchange rates and results from outdoor business sold, to consolidated and outdoor revenues; (vii) consolidated and outdoor direct operating and SG&A expenses, excluding the effects of foreign exchange rates and results from outdoor business sold, to consolidated and outdoor direct operating and SG&A expenses; and (vii) consolidated and outdoor OIBDAN, excluding effects of foreign exchange rates and results from outdoor business sold, to consolidated and outdoor operating income.

Reconciliation of OIBDAN, excluding effects of foreign exchange rates and OIBDAN for each segment, to Consolidated and Segment Operating Income (Loss)

(In thousands)	OIBDAN, excluding effects of foreign exchange	Effects of foreign exchange	OIBDAN (subtotal)	Non-cash compensation expenses	Depreciation and amortization	Other operating (income) expense, net	Operating income (loss)
Three Months Ended June 30, 2018
iHM	$284,928	$—	$284,928	$—	$56,499	$—	$228,429
Americas Outdoor	121,784	1	121,785	—	43,123	—	78,662
International Outdoor	87,495	4,475	91,970	—	38,683	—	53,287
Other	14,884	—	14,884	—	3,254	—	11,630
Corporate	(76,930)	(583)	(77,513)	2,113	6,085	—	(85,711)
Other operating expense, net	—	—	—	—	—	289	(289)
Eliminations	(856)	—	(856)	—	—	—	(856)

Consolidated	$431,305	$3,893	$435,198	$2,113	$147,644	$289	$285,152

Three Months Ended June 30, 2017
iHM	$321,337	$—	$321,337	$—	$58,820	$—	$262,517
Americas Outdoor	117,719	—	117,719	—	42,854	—	74,865
International Outdoor	75,954	—	75,954	—	34,095	—	41,859
Other	12,026	—	12,026	—	3,835	—	8,191
Corporate	(74,736)	—	(74,736)	2,422	8,191	—	(85,349)
Other operating expense, net	—	—	—	—	—	(6,916)	6,916
Eliminations	(910)	—	(910)	—	—	—	(910)

Consolidated	$451,390	$—	$451,390	$2,422	$147,795	$(6,916)	$308,089

(In thousands)	OIBDAN, excluding effects of foreign exchange	Effects of foreign exchange	OIBDAN (subtotal)	Non-cash compensation expenses	Depreciation and amortization	Other operating (income) expense, net	Operating income (loss)
Six Months Ended June 30, 2018
iHM	$467,160	$—	$467,160	$—	$114,832	$—	$352,328
Americas Outdoor	203,807	2	203,809	—	87,627	—	116,182
International Outdoor	113,198	6,449	119,647	—	77,248	—	42,399
Other	18,280	—	18,280	—	7,020	—	11,260
Corporate	(152,164)	(1,399)	(153,563)	4,797	12,351	—	(170,711)
Other operating income, net	—		—	—	—	3,575	(3,575)
Eliminations	(1,879)		(1,879)	—	—	—	(1,879)

Consolidated	$648,402	$5,052	$653,454	$4,797	$299,078	$3,575	$346,004

Six Months Ended June 30, 2017
iHM	$527,028	$—	$527,028	$—	$116,857	$—	$410,171
Americas Outdoor	197,036	—	197,036	—	85,670	—	111,366
International Outdoor	95,931	—	95,931	—	67,247	—	28,684
Other	13,656	—	13,656	—	7,204	—	6,452
Corporate	(150,039)	—	(150,039)	5,481	16,923	—	(172,443)
Other operating income, net	—	—	—	—	—	(38,000)	38,000
Eliminations	(1,811)	—	(1,811)	—	—	—	(1,811)

Consolidated	$681,801	$—	$681,801	$5,481	$293,901	$(38,000)	$420,419

Reconciliation of Revenues, excluding effects of foreign exchange rates, to Revenues

(In thousands)	Three Months Ended June 30,		% Change	Six Months Ended June 30,		% Change
	2018	2017		2018	2017
Consolidated revenue	$1,600,842	$1,590,368	0.7%	$2,970,803	$2,919,690	1.8%
Excluding: Foreign exchange increase	(22,488)	—		(57,266)	—

Consolidated revenue, excluding effects of foreign exchange	$1,578,354	$1,590,368	(0.8)%	$2,913,537	$2,919,690	(0.2)%

Americas Outdoor revenue	$299,922	$300,191	(0.1)%	$555,769	$560,537	(0.9)%
Excluding: Foreign exchange increase	2	—		2	—

Americas Outdoor revenue, excluding effects of foreign exchange	$299,924	$300,191	(0.1)%	$555,771	$560,537	(0.9)%

International Outdoor revenue	$412,058	$372,128	10.7%	$754,922	$656,508	15.0%
Excluding: Foreign exchange increase	(22,490)	—		(57,268)	—

International Outdoor revenue, excluding effects of foreign exchange	$389,568	$372,128	4.7%	$697,654	$656,508	6.3%

Reconciliation of Direct operating and SG&A expenses, excluding effects of foreign exchange rates, to Direct operating and SG&A expenses

(In thousands)	Three Months Ended June 30,		% Change	Six Months Ended June 30,		% Change
	2018	2017		2018	2017
Consolidated direct operating and SG&A expenses	$1,088,131	$1,064,242	2.2%	$2,163,786	$2,087,850	3.6%
Excluding: Foreign exchange increase	(18,012)	—		(50,815)	—

Consolidated direct operating and SG&A expenses, excluding effects of foreign exchange	$1,070,119	$1,064,242	0.6%	$2,112,971	$2,087,850	1.2%

Americas Outdoor direct operating and SG&A expenses	$178,137	$182,472	(2.4)%	$351,960	$363,501	(3.2)%
Excluding: Foreign exchange increase	3	—		4	—

Americas Outdoor direct operating and SG&A expenses, excluding effects of foreign exchange	$178,140	$182,472	(2.4)%	$351,964	$363,501	(3.2)%

International Outdoor direct operating and SG&A expenses	$320,088	$296,174	8.1%	$635,275	$560,577	13.3%
Excluding: Foreign exchange increase	(18,015)	—		(50,819)	—

International Outdoor direct operating and SG&A expenses, excluding effects of foreign exchange	$302,073	$296,174	2.0%	$584,456	$560,577	4.3%

Reconciliation of Revenues, excluding Political Advertising Revenues, to Revenues

(In thousands)	Three Months Ended June 30,		% Change	Six Months Ended June 30,		% Change
	2018	2017		2018	2017
Consolidated revenue	$1,600,842	$1,590,368	0.7%	$2,970,803	$2,919,690	1.8%
Excluding: Political revenue	(17,926)	(7,800)		(25,835)	(11,622)

Consolidated revenue, excluding effects of political revenue	$1,582,916	$1,582,568	—%	$2,944,968	$2,908,068	1.3%

iHM revenue	$853,267	$884,380	(3.5)%	$1,597,835	$1,641,553	(2.7)%
Excluding: Political revenue	(12,111)	(5,721)		(17,558)	(8,330)

iHM revenue excluding, effects of political revenue	$841,156	$878,659	(4.3)%	$1,580,277	$1,633,223	(3.2)%

Americas Outdoor revenue	$299,922	$300,191	(0.1)%	$555,769	$560,537	(0.9)%
Excluding: Political revenue	(839)	(658)		(1,751)	(1,374)

Americas Outdoor revenue, excluding effects of political revenue	$299,083	$299,533	(0.2)%	$554,018	$559,163	(0.9)%

Other revenue	$38,497	$35,609	8.1%	$66,715	$64,880	2.8%
Excluding: Political revenue	(4,976)	(1,421)		(6,526)	(1,918)

Other revenue, excluding effects of political revenue	$33,521	$34,188	(2.0)%	$60,189	$62,962	(4.4)%

Reconciliation of Corporate Expenses, excluding Non-cash compensation expenses and effects of foreign exchange rates, to Corporate Expenses

(In thousands)	Three Months Ended June 30,		% Change	Six Months Ended June 30,		% Change
	2018	2017		2018	2017
Corporate Expense	$79,626	$77,158	3.2%	$158,360	$155,520	1.8%
Excluding: Non-cash compensation expense	(2,113)	(2,422)		(4,797)	(5,481)

Corporate Expense, excluding non-cash compensation expense	$77,513	$74,736	3.7%	$153,563	$150,039	2.3%
Excluding: Foreign exchange increase	(583)	—		(1,399)	—

Corporate Expense, excluding non-cash compensation expense and movements in foreign exchange	$76,930	$74,736	2.9%	$152,164	$150,039	1.4%

Reconciliation of Consolidated and Outdoor Revenues, excluding effects of foreign exchange rates and results from outdoor business sold, to Consolidated and Outdoor Revenues

(In thousands)	Three Months Ended June 30,		% Change	Six Months Ended June 30,		% Change
	2018	2017		2018	2017
Consolidated revenue	$1,600,842	$1,590,368	0.7%	$2,970,803	$2,919,690	1.8%
Excluding: Revenue from outdoor business sold	—	(6,412)		—	(11,082)
Excluding: Foreign exchange increase	(22,488)	—		(57,266)	—

Consolidated revenue, excluding effects of foreign exchange and revenue from outdoor business sold	$1,578,354	$1,583,956	(0.4)%	$2,913,537	$2,908,608	0.2%

Americas Outdoor revenue	$299,922	$300,191	(0.1)%	$555,769	$560,537	(0.9)%
Excluding: Revenue from markets and business sold	—	(6,412)		—	(11,082)

Americas Outdoor revenue, excluding effects of foreign exchange and revenue from markets and business sold	$299,924	$293,779	2.1%	$555,771	$549,455	1.1%

Reconciliation of Consolidated and Outdoor Direct operating and SG&A expenses, excluding effects of foreign exchange rates and results from outdoor business sold, to Consolidated and Outdoor Direct operating and SG&A expenses

(In thousands)	Three Months Ended June 30,		% Change	Six Months Ended June 30,		% Change
	2018	2017		2018	2017
Consolidated direct operating and SG&A expenses	$1,088,131	$1,064,242	2.2%	$2,163,786	$2,087,850	3.6%
Excluding: Operating expenses from outdoor business sold	—	(5,727)		—	(11,165)
Excluding: Foreign exchange increase	(18,012)	—		(50,815)	—

Consolidated direct operating and SG&A expenses, excluding effects of foreign exchange and operating expenses from outdoor business sold	$1,070,119	$1,058,515	1.1%	$2,112,971	$2,076,685	1.7%

Americas Outdoor direct operating and SG&A expenses	$178,137	$182,472	(2.4)%	$351,960	$363,501	(3.2)%
Excluding: Operating expenses from markets and business sold	—	(5,727)		—	(11,165)

Americas Outdoor direct operating and SG&A expenses, excluding effects of foreign exchange and operating expenses from markets and business sold	$178,140	$176,745	0.8%	$351,964	$352,336	(0.1)%

Reconciliation of Consolidated and Outdoor OIBDAN, excluding effects of foreign exchange rates and results from outdoor business sold, to Consolidated and Outdoor Operating income

(In thousands)	Three Months Ended June 30,		% Change	Six Months Ended June 30,		%
	2018	2017		2018	2017	Change
Consolidated operating income	$285,152	$308,089	(7.4)%	$346,004	$420,419	(17.7)%
Excluding: Revenue, direct operating and SG&A expenses from outdoor business sold	—	(685)		—	83
Excluding: Foreign exchange increase	(3,893)	—		(5,052)	—
Excluding: Non-cash compensation expenses	2,113	2,422		4,797	5,481
Excluding: Depreciation and amortization	147,644	147,795		299,078	293,901
Excluding: Other operating (income) expense, net	289	(6,916)		3,575	(38,000)

Consolidated OIBDAN, excluding effects of foreign exchange and OIBDAN from outdoor business sold	$431,305	$450,705	(4.3)%	$648,402	$681,884	(4.9)%

Americas Outdoor operating income	$78,662	$74,865	5.1%	$116,182	$111,366	4.3%
Excluding: Revenue, direct operating and SG&A expenses from markets and business sold	—	(685)		—	83
Excluding: Depreciation and amortization	43,123	42,854		87,627	85,670

Americas Outdoor OIBDAN, excluding effects of foreign exchange and OIBDAN from markets and business sold	$121,784	$117,034	4.1%	$203,807	$197,119	3.4%

Certain statements herein constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of iHeartMedia, Inc. and its subsidiaries, including iHeartMedia Capital I, LLC, iHeartCommunications, Inc. and Clear Channel Outdoor Holdings, Inc., to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. The words or phrases “guidance,” “believe,” “expect,” “anticipate,” “estimates,” “forecast” and similar words or expressions are intended to identify such forward-looking statements. In addition, any statements that refer to expectations or other characterizations of future events or circumstances, such as statements about our business plans, strategies and initiatives, our expectations about certain markets and our liquidity, are forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, some of which are beyond our control and are difficult to predict. Various risks that could cause future results to differ from those expressed by the forward-looking statements included herein include, but are not limited to: the Company’s ability to continue as a going concern; the impact of the Company’s substantial indebtedness, including the effect of the Company’s leverage on its financial position and earnings; the Company’s ability to generate sufficient cash from operations and liquidity-generating transactions to make payments on its indebtedness; weak or uncertain global economic conditions; changes in general economic and political conditions in the United States and in other countries in which the Company currently does business; industry conditions, including competition; the level of expenditures on advertising; legislative or regulatory requirements; fluctuations in operating costs; technological changes and innovations; changes in labor conditions; capital expenditure requirements; risks of doing business in foreign countries; fluctuations in exchange rates and currency values; the outcome of pending and future litigation; taxes and tax disputes; changes in interest rates; shifts in population and other demographics; access to capital markets and borrowed indebtedness; the Company’s ability to implement its business strategies; risks relating to the successful integration of the operations of acquired businesses; and risks that the anticipated cost savings from the Company’s strategic revenue and efficiency initiatives may not persist. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results, performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed herein may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date hereof. Other key risks are described in the Company’s reports filed with the U.S. Securities and Exchange Commission, including in the section entitled “Item 1A. Risk Factors” of iHeartMedia, Inc.’s, Clear Channel Outdoor Holdings, Inc.’s, iHeartMedia Capital I, LLC’s and iHeartCommunications, Inc.’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Except as otherwise stated herein, the Company does not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.